UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

       Date of Report (Date of Earliest Event Reported): October 31, 2004

                          CHINA WORLD TRADE CORPORATION
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    000-26119
                                    ---------
                            (Commission File Number)

                                   87-0629754
                                   ----------
                      (I.R.S. Employer Identification No.)

                   3rd Floor, Goldlion Digital Network Center
                           138 Tiyu Road East, Tianhe
                            Guangzhou, The PRC 510620
              -----------------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)

                               011-8620-3878-0286
                               ------------------
              (Registrant's Telephone Number, Including Area Code)


     This Current Report on Form 8-K is hereby filed by China World Trade Corporation, a Nevada corporation (the "Registrant"). The Registrant files this Form 8-K in order to report the new appointment of a president and vice-chairman and the election of new directors, which were approved by the Registrant's Board of Directors on October 31, 2004.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of November 1, 2004, Mr. Chi Hung Tsang was appointed by the Registrant's Board of Director as the President of the Registrant. He is currently Chairman of the Board of Directors of the Registrant.

Mr. Tsang is a Member of the Beijing Municipal Political Consultative Conference and Honorary Citizen of Guangzhou City. He is also the President of the Commercial & Industrial General Association of New Territories of Hong Kong Ltd., Committee Member of The Chinese General Chamber of Commerce, Vice Chairman of Hong Kong Chamber of Commerce in China-Guangdong, and Vice Chairman of Guangzhou Federation of Industry & Commerce.

Mr. Tsang was an executive director of Goldlion Holdings Ltd., a public company listed on the Hong Kong Stock Exchange.

Mr. Tsang has no other family relationships among directors or executive officers of the Registrant.

Effective as of November 1, 2004, Mr. Zeliang Chen was appointed by the Registrant's Board of Director as the Vice-Chairman and elected as a director of the Registrant.

Mr. Chen graduated with honors from Renmin University of China with a Bachelors of Law. He is the founder of Guangdong Hua Hao Group of Companies and is a committee member of the Private Enterprise Council of Guangdong Province. Currently, Mr. Chen is a Chief Executive Officer and Chairman of Guangdong New Generation Travel Service Co., Ltd., and Director of Guangdong Huahao Industries Group of Companies.

Mr. Chen holds no other directorships in reporting companies and has no family relationships among directors or executive officers of the Registrant.

Effective as of November 1, 2004, Mr. Xin Long Ye was elected as a director of the Registrant.

Mr. Ye has over 35 years of experience in doing businesses in China and investing in Chinese enterprises. He has excellent relationships with the Beijing Municipal Government and the Guangzhou Municipal Government.

Mr. Ye holds no other directorships in reporting companies and has no family relationships among directors or executive officers of the Registrant.

The decision to appoint Mr. Tsang, Mr. Chen and Mr. Ye to the above positions was recommended and approved by the Registrant's Board of Directors, which believes the new appointments will be beneficial to the Registrant. Mr. Chen and Mr. Ye were appointed to fill vacancies which existed on the Board of Directors.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



CHINA  WORLD  TRADE  CORPORATION

By:   /s/  Chi  Hung  Tsang
      ---------------------
      Chi  Hung  Tsang
      President


Date: November  4,  2004